UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 13, 2009
CALIFORNIA WATER SERVICE GROUP
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1720 North First Street
San Jose, California		95112
(Address of principal executive offices)		(Zip Code)
(408) 367-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-1.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On April 13, 2009, California Water Service Company, a wholly-owned subsidiary of California Water Service Group (the “Registrant”), entered into an Underwriting Agreement with Robert W. Baird & Co. Incorporated, relating to the sale and issuance to the public of $100,000,000 aggregate principal amount of its 5.875% First Mortgage Bonds due 2019, which are fully and unconditionally guaranteed by the Registrant.
     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     We hereby file the following exhibit with this report:

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 13, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP
Date: April 17, 2009	By:	/s/ Martin A. Kropelnicki
		Name:	Martin A. Kropelnicki
		Title:	Vice President, Chief Financial Officer and Treasurer